                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2000

                                BEBE STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        CALIFORNIA                 0-24395 95               94-2450490
(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO.)

                                380 VALLEY DRIVE
                           BRISBANE, CALIFORNIA 94005

                    (Address of Principal Executive Offices)

                            TELEPHONE: (415) 715-3900


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ITEM 5.  OTHER EVENTS

         On November 20, 2000, the Company entered into an Employment Agreement (the "Agreement") with John Parros ("Employee"), who will perform the duties of Chief Operating Officer and President of the Company, for a one-year term. Upon satisfactory completion of the initial term, the Agreement will terminate, and Employee will automatically be employed by Company on an at-will basis.

ITEM 7.  EXHIBITS

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

Exhibit No.                           Description
-----------                           -----------



28.1                                  Press Release dated November 21, 2000
28.2                                  Employment Agreement by and between bebe stores,
                                      inc. and John Parros, dated November 20, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Brisbane, State of California, on the 21st day of November 2000.

                                               bebe stores, inc.

                                               By: /s/ Blair Lambert
                                                  -------------------
                                                  CHIEF FINANCIAL OFFICER
                                                  (PRINCIPAL ACCOUNTING AND
                                                  FINANCIAL OFFICER)


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                                BEBE STORES, INC.

                                  EXHIBIT INDEX
                                   TO FORM 8-K

ITEM 7.  EXHIBITS

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

Exhibit No.                   Description
-----------                   -----------


28.1                          Press Release dated November 21, 2000
28.2 Employment Agreement by and between bebe stores, inc. and John Parros, dated November 20, 2000

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